UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2009
                                                         -----------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                          001-31566                42-1547151
-----------------------------    ---------------------    ----------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
   of Incorporation)                                        Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                      07306-4599
------------------------------------------                      ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
            -------------

     Provident Financial Services, Inc. (the "Company") announced that in accordance with the Company's retirement policy Paul M. Pantozzi, Chairman and Chief Executive Officer, will retire effective September 1, 2009. Mr. Pantozzi will remain as Chairman of the Board. Christopher Martin, President and Chief Operating Officer since 2007 will assume the title of Chief Executive Officer and President of both the Company and The Provident Bank. A copy of the Company's news release dated February 27, 2009 is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

          (a) Financial Statements of Businesses Acquired. Not applicable.

          (b) Pro Forma Financial Information. Not applicable.

          (c) Shell Company Transactions. Not applicable.

          (d) Exhibits.

                  Exhibit No.            Description
                  -----------            -----------
                    99.1                 News release dated February 27, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        PROVIDENT FINANCIAL SERVICES, INC.



DATE:  March 3, 2009                    By:     /s/ Paul M. Pantozzi
                                                --------------------
                                                Paul M. Pantozzi
                                                Chairman and
                                                Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

 99.1            News release dated February 27, 2009.